Exhibit 10.18

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. This certificate must be surrendered to the coMPANY or its transfer agent as a condition precedent to the sale, TRANSFER, pledge OR hypothecation of any interest in any of the securities represented hereby.

NOTABLE LABS, INC.

WARRANT TO PURCHASE SHARES OF PREFERRED STOCK

No.: PSCW- 0[_]

[_], 2022

FOR VALUE RECEIVED, [______], or its registered assigns (the “Holder”), is entitled, subject to the provisions and upon the terms and conditions set forth herein, to purchase from Notable Labs, Inc., a Delaware corporation (the “Company”), shares of the Company’s Series C-1 Preferred Stock, $0.001 par value per share (“Preferred Stock”), in the amounts, at such times and at the price per share set forth in Section 1. The term “Warrant” as used herein shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein. This Warrant is one of the Warrants issued by the Company pursuant to the Series C Preferred Stock Purchase Agreement, dated June 30, 2022, by and among the Company and the Investors (as defined therein), as amended and/or restated from time to time (the “Purchase Agreement”). The following is a statement of the rights of the Holder and the conditions to which this Warrant is subject, and to which Holder, by acceptance of this Warrant, agrees:

1. Number and Price of Shares; Exercise Period.

(a) Number of Shares. Subject to any previous exercise of the Warrant, the Holder shall have the right to purchase up to [_] shares of Preferred Stock (the “Shares”), as may be adjusted pursuant hereto, prior to (or in connection with) the expiration of this Warrant as provided in Section 7.

(b) Exercise Price. The exercise price per Share shall be equal to $7.1319, subject to adjustment pursuant hereto (the “Exercise Price”).

(c) Exercise Period. This Warrant shall be exercisable, in whole or in part, prior to (or in connection with) the expiration of this Warrant as set forth in Section 7 (the “Exercise Period”).

2. Exercise of the Warrant.

(a) Exercise. The purchase rights represented by this Warrant may be exercised at the election of the Holder, in whole or in part, at any time during the Exercise Period in accordance with Section 1, by:

(i) the tender to the Company at its principal office (or such other office or agency as the Company may designate) of a notice of exercise in the form of Exhibit A (the “Notice of Exercise”), duly completed and executed by or on behalf of the Holder, together with the surrender of this Warrant; and

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(ii) the payment to the Company of an amount equal to (x) the Exercise Price multiplied by (y) the number of Shares being purchased, by wire transfer or certified, cashier’s or other check acceptable to the Company and payable to the order of the Company.

(b) Net Issue Exercise. In lieu of exercising this Warrant pursuant to Section 2(a)(ii), if the fair market value, as determined by the Company’s Board of Directors (“Board”) in good faith, of one Share is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Shares equal to the value of this Warrant (or of any portion of this Warrant being exercised) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X	=	Y (A – B)
A

Where:

X	=	The number of Shares to be issued to the Holder
Y	=	The number of Shares purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A	=	The fair market value of one Share (at the date of such calculation)
B	=	The Exercise Price (as adjusted to the date of such calculation)

(c) Stockholder Agreements. Notwithstanding any other term of this Warrant, as a condition precedent to the delivery of Shares upon exercise of this Warrant, the Holder shall be or shall become a party to the Stockholder Agreements (as defined below) as an “Investor”, by executing and delivering a joinder agreement or signature page thereto, in the form reasonably acceptable to the Company. For purposes of this Warrant, “Stockholder Agreements” means the Company’s Second Amended and Restated Investors’ Rights Agreement, dated [___], 2022, by and among the Company, the Key Holders (as defined therein), and the Investors (as defined therein), as amended and/or restated from time to time (the “Rights Agreement”), the Company’s Second Amended and Restated Voting Agreement, dated [___], 2022, by and among the Company and the Stockholders (as defined therein), as amended and/or restated from time to time, and the Company’s Second Amended and Restated First Refusal and Co-Sale Agreement, dated [___], 2022, by and among the Company, the Investors (as defined therein), and the Key Holders (as defined therein), as amended and/or restated from time to time.

(d) Stock Certificates. The rights under this Warrant shall be deemed to have been exercised and the Shares issuable upon such exercise shall be deemed to have been issued immediately prior to the close of business on the date this Warrant is exercised in accordance with its terms, and the Person (as defined in the Rights Agreement) entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such Shares as of the close of business on such date. As promptly as reasonably practicable on or after such date, the Company shall issue and deliver to the Holder a certificate or certificates (or a notice of issuance of uncertificated shares or other evidence of ownership, if applicable) for that number of shares issuable upon such exercise. In the event that the rights under this Warrant are exercised in part and have not expired, the Company shall execute and deliver a new Warrant reflecting the number of Shares that remain subject to this Warrant.

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(e) No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the rights under this Warrant. In lieu of such fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

(f) Conditional Exercise. The Holder may exercise this Warrant conditioned upon (and effective immediately prior to) consummation of any transaction that would cause the expiration of this Warrant pursuant to Section 7 by so indicating in the notice of exercise.

(g) Automatic Exercise. If the Holder of this Warrant has not elected to exercise this Warrant prior to expiration of this Warrant pursuant to Section 7, then this Warrant shall automatically (without any act on the part of the Holder) be exercised pursuant to Section 2(b) effective immediately prior to the expiration of the Warrant to the extent such net exercise would result in the issuance of Shares, unless Holder shall earlier provide written notice to the Company that the Holder desires that this Warrant expire unexercised. If this Warrant is automatically exercised, the Company shall notify the Holder of the automatic exercise as soon as reasonably practicable, and the Holder shall surrender the Warrant to the Company in accordance with the terms hereof and shall become a party to the Stockholder Agreements.

(h) Reservation of Preferred Stock and Common Stock. The Company agrees, during the term the rights under this Warrant are exercisable, to take all reasonable action(s) to reserve and keep available from its authorized and unissued shares of Preferred Stock for the purpose of effecting the exercise of this Warrant and to reserve and keep available from its authorized and unissued shares of Common Stock, $0.001 par value per share (“Common Stock”), for the purpose of effecting the conversion of the Shares pursuant to the terms of the Company’s Fourth Amended and Restated Certificate of Incorporation, as amended from time to time (the “Restated Certificate”).

(i) Issued Shares. The Company represents and warrants that (i) all Shares that may be issued upon the exercise of this Warrant will, when issued in accordance with the terms hereof, be validly issued, fully paid and nonassessable, and (ii) all shares of Common Stock issued upon conversion of the Shares will be validly issued, fully paid and nonassessable.

3. Replacement of the Warrant. Subject to the receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at the expense of the Holder shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

4. Transfer of the Warrant.

(a) Warrant Register. The Company shall maintain a register (the “Warrant Register”) containing the name and address of the Holder or Holders. Until this Warrant is transferred on the Warrant Register in accordance herewith, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. Any Holder of this Warrant (or of any portion of this Warrant) may change its address as shown on the Warrant Register by written notice to the Company requesting a change.

(b) Warrant Agent. The Company may appoint an agent for the purpose of maintaining the Warrant Register, issuing the Shares or other Securities (as defined below), exchanging this Warrant, replacing this Warrant or conducting related activities.

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(c) Transferability of the Warrant. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the “Securities Act”) and limitations on assignments and transfers, including without limitation compliance with the restrictions on transfer set forth in this Section 4, title to this Warrant may be transferred by endorsement (by the transferor and the transferee executing the assignment form attached as Exhibit B (the “Assignment Form”)) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

(d) Exchange of the Warrant upon a Transfer. On surrender of this Warrant (and a properly endorsed Assignment Form) for exchange, subject to the provisions of this Warrant with respect to compliance with the Securities Act and limitations on assignments and transfers, the Company shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof, and the Company shall register any such transfer upon the Warrant Register. This Warrant must be surrendered to the Company or its warrant or transfer agent, as applicable, as a condition precedent to the sale, pledge, hypothecation or other transfer of this Warrant.

(e) Taxes. In no event shall the Company be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate, or a book entry, in a name other than that of the Holder, and the Company shall not be required to issue or deliver any such certificate, or make such book entry, unless and until the Person requesting the issue or entry thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or is not payable.

(f) Restrictions on Transfers. The Holder shall not, without the Company’s prior written consent, offer, sell, assign, transfer, pledge or otherwise dispose of this Warrant or any other Securities, or any beneficial interest therein, to any competitor of the Company, as determined by the Board of Directors in good faith or any other Person; provided, that, the Holder may offer, sell, assign, transfer, pledge or otherwise dispose of this Warrant or any other Securities to any Affiliate of the Holder, so long as (x) such Affiliate assumes, in writing, the Holder’s rights, duties, and obligations pursuant to this Warrant upon the closing of such transfer, (y) such transfer is in compliance with applicable laws, and (z) such Affiliate is not a competitor of the Company, as determined by the Board of Directors in good faith.

(g) “Market Stand-off” Agreement. The Holder agrees to be bound by the terms and conditions of Section 2.12 of the Rights Agreement as a Holder (as defined in the Rights Agreement).

(h) Securities Law Legend. Each certificate, instrument or book entry representing this Warrant, the Shares, and the shares of Common Stock issued upon conversion of the Shares (the “Securities”) shall (unless otherwise permitted by the provisions of this Warrant) be notated with a legend substantially similar to the following (in addition to any legend required by state securities laws):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IN ACCORDANCE WITH APPLICABLE REGISTRATION REQUIREMENTS OR AN EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION OTHERWISE COMPLIES WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. This certificate must be surrendered to the coMPANY or its transfer agent as a condition precedent to the sale, TRANSFER, pledge OR hypothecation of any interest in any of the securities represented hereby.

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(i) Instructions Regarding Transfer Restrictions. The Holder consents to the Company making a notation on its records and giving instructions to any transfer agent in order to implement the restrictions on transfer established in this Section 4.

(j) Removal of Legend. The legend referring to federal and state securities laws identified in Section 4(h) notated on any certificate evidencing the Securities and the stock transfer instructions and record notations with respect to such Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities (to the extent the Securities are certificated), if (i) such Securities are registered under the Securities Act, or (ii) such holder provides the Company with an opinion of counsel reasonably acceptable to the Company to the effect that a sale or transfer of such Securities may be made without registration, qualification or legend.

5. Adjustments. Subject to the expiration of this Warrant pursuant to Section 7, the number and kind of shares purchasable hereunder and the Exercise Price therefor are subject to adjustment from time to time, as follows:

(a) Merger or Reorganization. If at any time there shall be any reorganization, recapitalization, merger or consolidation (each, a “Reorganization”) involving the Company (other than as otherwise provided for herein or as would cause the expiration of this Warrant under Section 7) in which shares of the Company’s capital stock are converted into or exchanged for securities, cash or other property, then, as a part of such Reorganization, lawful and adequate provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of this Warrant, the kind and amount of securities, cash or other property of the successor corporation resulting from such Reorganization, equivalent in value to that which a holder of the Shares deliverable upon exercise of this Warrant would have been entitled in such Reorganization if the right to purchase the Shares hereunder had been exercised immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board of Directors of the successor corporation) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after such Reorganization to the end that the provisions of this Warrant shall be applicable after the event, as near as reasonably may be, in relation to any such Securities.

(b) Reclassification of Shares. If the Shares issuable upon exercise of this Warrant are changed into the same or a different number of securities of any other class or classes by reclassification, capital reorganization, or otherwise (other than as otherwise provided for herein) (each. a “Reclassification”), then, in any such event, in lieu of the number of Shares which the Holder would otherwise have been entitled to receive, the Holder shall have the right thereafter to exercise this Warrant for a number of shares of such other class or classes of stock that a holder of the number of Shares deliverable upon exercise of this Warrant immediately before that change would have been entitled to receive in such Reclassification, all subject to further adjustment as provided herein with respect to such other shares.

(c) Subdivisions and Combinations. In the event that the outstanding shares of Preferred Stock are subdivided (by stock split, by payment of a stock dividend or otherwise) into a greater number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased, and the Exercise Price shall be proportionately decreased, and in the event that the outstanding shares of Preferred Stock are combined (by reclassification or otherwise) into a lesser number of shares of such securities, the number of Shares issuable upon exercise of the rights under this Warrant immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately decreased, and the Exercise Price shall be proportionately increased.

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(d) Conversion of Preferred Stock. Upon the conversion of all outstanding shares of Preferred Stock into shares of Common Stock pursuant to the terms of the Restated Certificate, this Warrant shall become exercisable for that number of shares of Common Stock into which the Shares would then be convertible pursuant to the terms of the Restated Certificate.

(e) Notice of Adjustments. Upon any adjustment in accordance with this Section 5, the Company shall give prompt notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6. Notification of Certain Events. Prior to the expiration of this Warrant pursuant to Section 7, if the Company shall authorize: (a) the voluntary liquidation, dissolution or winding up of the Company, (b) a Deemed Liquidation Event (as defined in the Restated Certificate), or (c) a Qualified Public Offering (as defined in the Restated Certificate) then the Company shall send to the Holder of this Warrant at least ten (10) business days prior written notice of the anticipated effective date of such action.

7. Expiration of the Warrant. This Warrant shall expire and shall no longer be exercisable as of the earlier of: (a) 5:00 p.m., Pacific time, on the ten (10) year anniversary of the date of the Purchase Agreement; (b) the consummation of a Deemed Liquidation Event or (c) the voluntary liquidation, dissolution or winding up of the Company.

8. No Rights as a Stockholder. Nothing contained herein shall entitle the Holder to any rights as a stockholder of the Company or to be deemed the holder of any securities that may at any time be issuable on the exercise of the rights hereunder for any purpose nor shall anything contained herein be construed to confer upon the Holder, as such, any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or any other rights of a stockholder of the Company until the rights under the Warrant shall have been exercised and the Shares purchasable upon exercise of the rights hereunder shall have become deliverable as provided herein.

9. Miscellaneous.

(a) Amendments. Except as expressly provided herein, any provision of this Warrant may be amended, modified, waived, or terminate upon the written consent of the Company and the holders of a majority of the Shares exercisable under the then outstanding Warrants. Any amendment, modification, waiver, or termination effected in accordance with this Section 9(a) shall be binding upon the Holder (including its successors and assigns), regardless if the Holder consented to such amendment, modification, waiver, or termination.

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(b) Waivers. No waiver of any single breach or default shall be deemed a waiver of any other breach or default theretofore or thereafter occurring.

(c) Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be: (i) mailed by registered or certified mail, postage prepaid, to the receiving party’s address set forth on the signature page(s) hereto, (ii) sent by electronic mail to the receiving party’s electronic mail address set forth on the signature page(s) hereto, or (iii) delivered by hand, messenger, or courier service to the receiving party. Each such notice or other communication shall, for all purposes of this Warrant, be treated as effective or having been given: (i) if delivered by hand, messenger or courier service, when delivered (or if sent via a recognized overnight courier service, freight prepaid, specifying next-business-day delivery, one business day after deposit with the courier); (ii) if sent via mail, at the earlier of its receipt or five days after the same has been deposited in a regularly-maintained receptacle for mail, addressed and mailed as set forth herein; or (iii) if sent via electronic mail, upon confirmation of delivery when directed to the relevant electronic mail address, if sent during normal business hours of the recipient, or if not sent during normal business hours of the recipient, then on the recipient’s next business day. Each party may update or otherwise change their address or electronic address by providing notice to the other party pursuant to this Section 9(c). Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), the Holder consents to the delivery of any notice to stockholders given by the Company under the DGCL or the Restated Certificate or the Company’s bylaws, as amended, by (i) electronic mail to any electronic mail address for the Holder in the Company’s records, (ii) posting on an electronic network together with separate notice to the Holder of such specific posting, or (iii) any other form of electronic transmission (as defined in the DGCL) directed to the Holder. This consent may be revoked by the Holder by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL.

(d) Governing Law. This Warrant and all actions arising out of or in connection with this Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions.

(e) Jurisdiction and Venue. The parties (a) irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Warrant, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Warrant except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Warrant or the subject matter hereof may not be enforced in or by such court.

(f) Waiver of Jury Trial. By acceptance of this WARRANT, THE HOLDER agrees and the Company agrees to waive their respective rights to a jury trial of any claim or cause of action based upon or arising out of this WARRANT.

(g) Titles and Subtitles. The titles and subtitles used in this Warrant are used for convenience only and are not to be considered in construing or interpreting this Warrant. All references in this Warrant to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

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(h) Severability. If any provision of this Warrant becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Warrant, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Warrant shall be enforceable in accordance with its terms.

(i) California Corporate Securities Law. THE SALE OF THE SECURITIES THAT ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

(j) Rights and Obligations Survive Exercise of the Warrant. Except as otherwise provided herein, the rights and obligations of the Company and the Holder under Sections 9(c), 9(d) and 9(f) herein shall survive exercise of this Warrant.

(k) Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to carry out the intent of the parties hereunder.

(l) Entire Agreement. Except as expressly set forth herein, this Warrant (including the exhibits attached hereto) and the Purchase Agreement constitute the entire agreement and understanding of the Company and the Holder with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter hereof.

(m) Registration Rights Agreement. The Company agrees that the Holder shall have registration rights such that the Common Stock issuable upon conversion of the Shares issuable upon exercise of this Warrant shall be considered Registrable Securities under, and as defined in, the Rights Agreement, and the Company and the Holder agree that the Holder shall have all the rights and obligations of a Holder (as defined in the Rights Agreement) with respect to such shares of Common Stock under the Rights Agreement.

(Signature page follows)

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The Company and the Holder executed and deliver this Warrant as of the date set forth above.

COMPANY:

NOTABLE LABS, INC.

By:
Name:	Thomas Bock
Title:	Chief Executive Officer

Address:	320 Hatch Dr.
Foster City, CA, 94404

Email:	t.bock@notablelabs.com

With a copy (which shall not constitute notice) to:

Wiggin and Dana LLP
One Century Tower
265 Church Street
New Haven, CT 06510
Attn: Evan Kipperman, Esq.
EKipperman@wiggin.com

(Signature Page to Warrant to Purchase Shares of Preferred Stock)

The Company and the Holder executed and deliver this Warrant as of the date set forth above.

HOLDER:

(Full Legal Name)

(Signature)

(Name of Signatory, if signing on behalf of an entity)

(Title of Signatory, if signing on behalf of an entity)

(Address)

(Email Address)

(Signature Page to Warrant to Purchase Shares of Preferred Stock)

CONFIDENTIAL

EXHIBIT A

NOTICE OF EXERCISE

(1)	Exercise. The undersigned elects to purchase the following pursuant to the terms of the Warrant to Purchase Shares of Preferred Stock, dated _______, 2022 (the “Warrant”) of Notable Labs, Inc. (the “Company”):

Number of Shares:	________________

Class/Series:	Series C-1 Preferred Stock

(2)	Method of Exercise. The undersigned elects to exercise the Warrant pursuant to:

☐	A cash payment and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

☐	The net issue exercise provisions of Section 2(b) of the Warrant.

(3)	Conditional Exercise. Is this a conditional exercise pursuant to Section 2(f) of the Warrant:

☐	Yes	☐	No

If “Yes,” indicate the applicable condition:

(4)	Stock. Please make a book entry and, if the shares are certificated, issue a certificate or certificates representing the shares in the name of:

☐	The undersigned

☐	Other—Name:

Address:

(5)	Unexercised Portion of the Warrant. Please issue a new warrant for the unexercised portion of the Warrant in the name of:

☐	The undersigned

☐	Other—Name:

Address:

☐	Not applicable

(6)	Stockholders Agreements. As a condition precedent to the issuance of shares, the undersigned and/or any holder of the shares shall be or shall become a party to each Stockholder Agreement as an “Investor”, by executing and delivering a joinder agreement or signature page thereto, in the form acceptable to the Company.

(7)	Representations. The undersigned represents and warrants to the Company that the Shares are being acquired for investment for its own account, not as an unlawful nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties of the undersigned set forth in Section 3 of the Purchase Agreement are true and correct as of the date hereof. The undersigned represents and warrants to the Company that the undersigned is an “accredited investor” (as defined in Regulation D under the Securities Act).

(8)	Consent to Receipt of Electronic Notice. Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), the undersigned consents to the delivery of any notice to stockholders given by the Company under the DGCL or the Restated Certificate or the Company’s bylaws, as amended, by (i) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (ii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iii) any other form of electronic transmission (as defined in the DGCL) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL.

(9)	Defined Terms. Capitalized terms used, but not defined herein, shall have their assigned meanings set forth in the Warrant.

*                *                *

A-1

HOLDER:

(Full Legal Name)

(Signature)

(Name of Signatory, if signing on behalf of an entity)

(Title of Signatory, if signing on behalf of an entity)

(Address)

(Email Address)

(Signature page to the Notice of Exercise)

A-2

EXHIBIT B

ASSIGNMENT FORM

ASSIGNOR:

ASSIGNEE:

SHARES:

DATE:	_______________, 202__

(1)	Assignment. The undersigned registered holder (“Assignor”) of the Warrant to Purchase Shares of Preferred Stock of Notable Labs, Inc. (the “Company”), dated July 8, 2022 (the “Warrant”), assigns and transfers to the assignee named above (“Assignee”) all of the rights of Assignor under the Warrant, with respect to the number of shares set forth below and does irrevocably constitute and appoint the Company’s Secretary as attorney to make such transfer on the Company’s books and records, maintained for the purpose, with full power of substitution in the premises:

(2)	Obligations of Assignee. Assignee agrees to take and hold the Securities subject to, and to be bound by, the terms and conditions set forth in the Warrant to the same extent as if Assignee were the original holder thereof. As a condition precedent to the exercise of the Warrant, the Assignee shall become a party to each Stockholder Agreement as an “Investor”, by executing and delivering a joinder agreement or signature page thereto, in the form reasonably acceptable to the Company.

(3)	Representations. Assignee represents and warrants that the Securities are being acquired for investment for its own account, not as an unlawful nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and that Assignee has no present intention of selling, granting any participation in, or otherwise distributing the shares, nor does it have any contract, undertaking, agreement or arrangement for the same, and all representations and warranties set forth in Section 3 of the Purchase Agreement are true and correct as to Assignee as of the date hereof. Assignee represents and warrants to the Company that Assignee is an “accredited investor” (as defined in Regulation D under the Securities Act).

(4)	Representations. Assignor and Assignee each represent and warrant that (i) Assignee is an Affiliate of Assignor or such assignment has been approved by the Company in writing, (ii) the transfer and assignment to Assignee is in compliance with applicable laws, and (z) Assignee is not a competitor of the Company, as determined by the Board of Directors of the Company in good faith.

(5)	Consent to Receipt of Electronic Notice. Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), the undersigned consents to the delivery of any notice to stockholders given by the Company under the DGCL or the Restated Certificate or the Company’s bylaws, as amended, by (i) electronic mail to the electronic mail address provided below (or to any other electronic mail address for the undersigned in the Company’s records), (ii) posting on an electronic network together with separate notice to the undersigned of such specific posting or (iii) any other form of electronic transmission (as defined in the DGCL) directed to the undersigned. This consent may be revoked by the undersigned by written notice to the Company and may be deemed revoked in the circumstances specified in Section 232 of the DGCL.

(6)	Defined Terms. Capitalized terms used, but not defined herein, shall have their assigned meanings set forth in the Warrant.

*                *                *

Assignor and Assignee execute and deliver this Assignment Form as of the date first set forth above.

ASSIGNOR:

(Full Legal Name)

(Signature)

(Name of Signatory, if signing on behalf of an entity)

(Title of Signatory, if signing on behalf of an entity)

(Address)

(Email Address)

ASSIGNEE:

(Full Legal Name)

(Signature)

(Name of Signatory, if signing on behalf of an entity)

(Title of Signatory, if signing on behalf of an entity)

(Address)

(Email Address)